Note 11 - Income Taxes (Detail) - Tax Effect of Temporary Differences (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets
Net Operating Loss Carry-forward	$ 6,094,949	$ 5,420,492	$ 2,860,156
Deferred Tax Liabilities – Accrued Officers’ Salaries	(283,385)	(231,135)	(126,635)
Net Deferred Tax Assets	5,811,564	5,189,357	2,733,521
Valuation Allowance	(5,811,564)	(5,189,357)	(2,733,521)
Total Net Deferred Tax Assets	$ 0	$ 0